MORTGAGE LOANS AND NOTES PAYABLE (Schedule of Maturities) (Details) (USD $) In Thousands, unless otherwise specified	Dec. 31, 2012		Dec. 31, 2011
Debt Instrument [Line Items]
Debt premium	$ 2,263
Long-term debt	686,200		320,100
Mortgage Loans and Notes Payable [Member]
Debt Instrument [Line Items]
2013	12,643
2014	8,472
2015	81,694
2016	15,040
2017	28,292
Thereafter	88,134
Long-term debt, gross	234,275
Debt premium	2,263
Long-term debt	$ 236,538	[1]	$ 30,748	[1]

[1]	The mortgage loan payable balances include the unamortized debt premiums. Debt premiums represent the excess of the fair value of debt over the principal value of debt assumed in various acquisitions and are amortized into interest expense over the remaining term of the related debt in a manner that approximates the effective interest method. The unamortized loan premium as of December 31, 2012 was $2.3 million.